Supplement to the John Hancock Institutional Funds
        Prospectus dated July 1, 1999 for John Hancock Core Growth Fund
                          John Hancock Core Value Fund



The last sentence of the third paragraph and the entire fourth paragraph of the "Goal and Strategy" section for each Fund have been deleted and replaced with the following:

The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.



March 7, 2000


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               Supplement to the John Hancock Institutional Funds
                     Prospectus dated July 1, 1999 for John
                      Hancock Independence Diversified Core
                            Equity Fund II (Class I)
              John Hancock Independence Medium Capitalization Fund
                     John Hancock Independence Balanced Fund

               Supplement to the John Hancock Institutional Funds
                Prospectus Dated October 1, 1999 for John Hancock
             Independence Diversified Core Equity Fund II (Class P)

  Supplement to the John Hancock Declaration Funds Prospectus dated May 1, 1999 for John Hancock V.A. Core Equity Fund



The last sentence of one of the paragraphs in the "Goal and Strategy" section has been deleted and replaced with the following:

The fund generally sells stocks that fall into the bottom 20% of the menu.





March 7, 2000